Value Investing in Small Companies For Over 20 Years




                                      THE
                                     ROYCE
                                     FUNDS


                               Royce Global Services Fund






1997 Semi-Annual Report

[SIDEBAR]

                              [ GRAPHIC OMITTED ]
                      Photo of Charles M. Royce, President

The small-cap world has evolved dramatically during the last ten to fifteen years, especially in terms of capitalization. When we began managing money in the early '70's, small-cap was a much less efficient sector; but today, all that has changed. The small-cap market now behaves more like the large-cap market.

Small and micro-cap are distinct markets, which require distinct strategies. The idea of two distinct markets inside small-cap is one that we believe will be the party line in another half dozen years.

[END SIDEBAR]

LETTER TO OUR SHAREHOLDERS

                              [ GRAPHIC OMITTED ]

     Cartoon: "How come Jasper's mutual fund is up twelve per cent and mine's up only eight?"

BIGGER WAS BETTER . . .

     In light of 1997's results to date, investors in small-cap mutual funds are probably asking similar questions to that posed in the cartoon. Performance in the first six months resembled that of the last half of 1996. Investors' preference for easy-to-trade securities enabled larger, more well-known stocks to perform better, even within the small-cap universe.

     After a sluggish start, small-cap securities came roaring back in the second quarter, posting their best results since 1991. They, however, still trailed their large company counterparts, which provided impressive second quarter results to go along with their solid early 1997 returns. For the first six months, the Russell 2000 Index of small company stocks was up 10.2% versus a gain of 20.6% for the large-cap oriented S&P 500 Index. The disparity between large and small-cap is even more dramatic for the one-year period ended June 30, 1997: 34.7% for the S&P 500 versus 16.3% for the Russell
2000. In fact, this is the widest margin of outperformance by the S&P 500 since the Russell 2000's inception in 1979. COINCIDENTALLY, THE PREVIOUS TWO PERIODS OF SUBSTANTIAL SMALL-CAP, ONE-YEAR UNDERPERFORMANCE (APRIL '87 AND
MAY '90) OCCURRED JUST PRIOR TO THE LAST TWO GENERAL MARKET DECLINES. Although periods of large-cap dominance are not unusual, the magnitude of the current outperformance is almost unprecedented. Over the last three and one-half calendar years, the S&P 500 has provided a 23.1% average annual total return versus 14.8% for the Russell 2000.

     While not matching the S&P 500, recent small-cap returns, as measured by the Russell 2000, are excellent in both the absolute and the historical contexts. It is hard to imagine how anyone who invested in a sector that produced average annual total returns for the one, five, ten and fifteen-year periods of 16.3%, 17.9%, 11.1% and 15.1%, respectively, would be disappointed. It is only through the lens of relative performance that one can find fault.


 ...AND SO WAS VALUE

     Over the last twelve months, small-cap investors experienced greater volatility than in recent years. Increased volatility tends to benefit value investing, as evidenced by year-to-date and one-year performance results. Despite strong returns in May for growth stocks within the Russell 2000, sparked by a decline in interest rates in mid-April, value stocks within the small-cap index retained the performance edge that began in the second half of 1996. Through the first six months of 1997, the Russell 2000 Value Index was up 14.8% versus a gain of 5.2% for the Russell 2000 Growth Index. This performance disparity is even more evident when reviewing the last twelve months. We believe that the higher level of volatility will continue within the small-cap sector. This favors our value approach, which takes advantage of price fluctuations.

     WE ARE PLEASED TO REPORT SOLID ABSOLUTE AND RELATIVE SIX AND TWELVE-MONTH RESULTS. FOR A COMPLETE DISCUSSION OF HOW WE DID, INCLUDING BOTH PERFORMANCE AND PORTFOLIO DIAGNOSTICS, PLEASE SEE PAGE 8.

SMALL-CAP AIN'T WHAT IT USED TO BE

  It has been documented by Ibbotson and Associates that small-cap companies have outperformed their larger counterparts by approximately 2% annually, on average, since 1926. This performance premium is known as the "small-cap effect." While this is not an every year occurrence and 2% per annum may not seem like much, the results are eye-popping when one compounds this differential over the last 70 years! Even though this performance rule of thumb is generally accepted, we believe that it can be misleading. The index utilized to calculate the small-cap effect includes only the "smallest" of small-cap companies, those in the 9th and 10th deciles of market capitalization. Today, this roughly equates to companies under $300 million in market capitalization. In contrast, the world has generally redefined small-cap to include companies under $1 billion. WHAT HAS BEEN LABELED A SMALL-CAP EFFECT SHOULD IN FACT NOW BE VIEWED AS A MICRO-CAP PHENOMENON. This has important implications for all investors.

     The case for two distinct markets-small and micro-cap-is apparent in other ways as well. The annual rebalancing of the Russell 2000 in June produced an estimated 30% increase in the index's weighted average market cap ($609 million versus $468 million at 6/30/96), and for the second year in a row, no companies with market caps below $100 million were included in the reconstituted index. Also, according to Morningstar, there are now over 500 small-cap mutual funds, totaling approximately $100 billion in assets. AS THE WORLD GETS SMALLER, SMALL-CAP STOCKS ARE GETTING BIGGER, AND MICRO-CAP STOCKS ARE GETTING MORE INTERESTING.

NO SMOKE, NO MIRRORS

     Just recently, one of our children asked a question that parents often hear, "WHAT EXACTLY DO YOU DO?" This question is posed to us frequently by shareholders and investment advisors as well, and it often leads to more questions. We thought it would be useful to employ a "Q and A" format to communicate our core beliefs, which have been developed over the last 25 years, principally by Chuck Royce.

[SIDEBAR]

Withhin the small-cap market ($300 million to $1 billion), we utilize a concentrated approach. We focus our efforts on identifying those forty to fifty companies that we believe will give us the absolute best performance in this slightly more efficient area. The micro-cap area (below $300 million) is really what the small-cap area was twenty years ago, in that these stocks represent the last frontier of domestic equity opportunity. We use a diversified approach because of liquidity constraints and the higher-than-usual volatility in this sector.

[END SIDEBAR]

     In the exchange that follows, Whitney George and Jack Fockler discuss some of these tenets. Whitney joined our firm six years ago as a "maitre d'" serving on the front line of our investment activity. Whitney's talent and steady contributions have enabled him to move to chef status as a portfolio manager in our "restaurant." Jack joined us eight years ago primarily working with clients. Jack's and Whitney's responsibilities have expanded into a central role; both are now managing directors. We hope this helps you become more familiar with our investment philosophy.

                  . . . an organized and intensive process that includes interviewing a company's customers, competitors and suppliers. This "detective work" universally is not done on Wall Street.

     WHAT DO YOU LOOK FOR IN A COMPANY? Essentially, we are interested in three things-strong balance sheets, strong evidence of success and strong prospectus. Small and micro-cap entities can be very fragile; and, as a result, we look for companies that can survive during times that are difficult for their products or their particular industry as a whole. We maintain primary focus on internal returns: namely, return on assets and return on invested capital.
Both measures provide a deeper insight into a company's health. In essence, we seek growing businesses that produce free cash flow.

     IS A COMPANY'S ANNUAL REPORT WORTH READING? One of the most important and under appreciated sources of information is the annual report. We are enthusiastic and diligent readers of annual reports and not just for the numbers. We look for the obvious and the not-so-obvious signals that a CEO or Chairman is sending in the various discussions. We look at what is being said and not said, and compare what we find to previous years' reports. Dog-eared annual reports are our standard.

     DO YOU CONSIDER THE QUANTITATIVE OR QUALITATIVE ASPECTS OF YOUR RESEARCH TO BE THE MOST IMPORTANT? While quantitative research remains the cornerstone of our process, it is the qualitative aspects that take on an increasingly important role. Information is readily available to everyone, so being the fastest reader or collector of documents no longer affords the advantage it once did. The non-quantitative effort is where we add value, and it is also the most fun.

                  ONE OF THE MOST IMPORTANT AND UNDER
                  APPRECIATED SOURCES OF INFORMATION IS THE
                  ANNUAL REPORT.

     WHAT DO YOU WANT TO ACCOMPLISH WHEN YOU MEET WITH COMPANY MANAGEMENT TEAMS? We listen carefully to their plans, aspirations and dreams for the business. The research process begins as we assess their credibility and that of their plans. As careful investors, we must be able to trust management.

     HOW DO YOU CONFIRM THEIR ASPIRATIONS AND DREAMS? Management meetings are just a starting point. It's very important to be able to validate what we have been told. We do this through an organized and intensive process that includes interviewing a company's customers, competitors and suppliers. This "detective work" universally is not done on Wall Street.

ARE THERE CERTAIN STANDARDS THAT YOU LOOK FOR WHEN YOU TALK TO MANAGEMENT? Honesty is paramount, both in actions and thought processes. We try to understand motivations and make certain management's intentions are consistent with ours. We look for confirmation of integrity in all corporate actions. We spend considerable time reviewing proxies for conflicts and governance issues that others often gloss over.

                  WE SPEND CONSIDERABLE TIME REVIEWING
                  PROXIES FOR CONFLICTS AND GOVERNANCE
                  ISSUES
                  THAT OTHERS OFTEN GLOSS OVER.

HOW DO YOU FIND NEW IDEAS FOR THE PORTFOLIOS? We are open-minded and non-discriminating about how new ideas find their way into the firm. We think of ourselves as "shop-a-holics" when it comes to finding a new name, and we are prepared to talk to anyone or look anywhere to learn about an idea. This means shopping at Wall Street "supermarkets," regional firms and research boutiques. We even go to "garage sales" where there is no analytical coverage. But, at the end of the day, we are exceptionally discriminating about our purchases.

DO YOU INVEST IN INITIAL PUBLIC OFFERINGS (IPOS)? We do significant analyses of IPOs, although this does not necessarily mean that we are significant investors. While IPOs represent a wonderful source of new ideas, our interest in them tends to be six to eighteen months following the initial offering, when the prices are more to our liking.

DO YOU INVEST IN TECHNOLOGY STOCKS? While we believe the technology sector is a vibrant and important part of our economy, we view the investment opportunity somewhat differently. Most of the attention in this sector is on cutting-edge companies. While this is an exciting and potentially rewarding area, it is also very difficult. These companies tend to be consumers, not producers, of cash, and it's hard for us to feel comfortable that the financial characteristics we are looking for will be in place five years from now. Our preferred type of technology investment, while not on the front line, is able to deliver comparable growth without the inherent risk. Electronics distributors are a good example of a low-risk way to participate in what has historically been a high-risk sector.

                  WHILE IPOS REPRESENT A WONDERFUL SOURCE OF
                  NEW IDEAS, OUR INTEREST IN THEM TENDS TO
                  BE SIX TO EIGHTEEN MONTHS FOLLOWING THE
                  INITIAL OFFERING, WHEN THE PRICES ARE MORE
                  TO OUR LIKING.

HOW DIFFICULT IS IT TO KEEP TRACK OF NAMES IN THE PORTFOLIOS? It is not as big a project as one might think. The business world does not change as rapidly as the stock market. While a company's stock price may change daily, earnings are only reported quarterly, and the balance sheet evolves even more slowly. We combine a running evaluation of these slower developments with a very disciplined and rigorous tracking process that continually focuses on the relationship of "private worth" to market price.


[SIDEBAR]

Value works because markets are cyclical. We think of ourselves as risk managers. It is not a fruitful idea to focus only on risk. We're committed to the idea of finding stocks that we believe can double in value over approximately a four-year time frame while keeping risk levels relatively low.

[END SIDEBAR]

HOW DO ROYCE ANALYSTS INTERACT WITH THE PORTFOLIO MANAGERS? We sit together in an open environment that encourages constant dialogue; there are no offices in which to hide. Our analysts generally work together in teams; multiple eyes reduce nearsightedness. They are not industry specialists, but generalists. This is in contrast to most firms, which organize their research effort around specific industries and designate analysts to cover narrow niches. The problem with industry analysts is that they tend to fall in love with their sectors.

     We want our analysts to be able to recognize good companies, regardless of sector. We require written records of our thought processes; this minimizes the human tendency to reinvent a story as circumstances change.

               OUR ANALYSTS GENERALLY WORK TOGETHER IN
               TEAMS; MULTIPLE EYES REDUCE NEARSIGHTEDNESS.

HOW IMPORTANT IS TRADING EXECUTION? Execution is critical to successful small-cap investing because costs are higher than in the large-cap market. Indeed, spreads of 5% or more between a stock's bid and ask price are not uncommon. Daily trading volume is often low, demanding significant patience on the part of the trader/buyer. Many a good large-cap manager who ventures into the small and micro-cap universes becomes immediately frustrated by the trading nuances of the sector. We work hard at this part of our business and believe that our 20+ years of experience give us an edge.

HOW DO YOU WEIGH YOUR OWN EVALUATIONS VERSUS THOSE OF OUTSIDE ANALYSTS? It's only through doing your own work that you're able to develop confidence and conviction. Much of Wall Street's research is directed toward those companies that provide opportunities for making money through trading or investment banking. While we use outside research, it is for general context purposes only.

WHAT HAPPENS WHEN A STOCK THAT YOU LIKE GOES DOWN IN PRICE? This gives us a reason to go back and review the work to gain an understanding as to why the stock has declined. If we find we have missed something, then we re-evaluate how bad the situation is and how much is already reflected in the price. Hopefully, the outcome is higher conviction coinciding with a more attractive purchase price. We are not afraid to average down (buy more shares at lower prices) when our conviction level is in place.

               IT'S ONLY THROUGH DOING YOUR OWN WORK THAT
               YOU'RE ABLE TO DEVELOP CONFIDENCE AND
               CONVICTION.

HOW DOES ONE AVOID UNDERPERFORMANCE? It's not clear that one can avoid underperformance in the short-run because the greatest opportunities come when conditions are at their worst. We try to address this by being realistic in terms of our holding period, which is generally four years on average, and by recognizing that this year's poor performer may be the stock that everyone wants to own several years later. Stock selection and performance are not related in the short-term.

WHAT SHOULD BE EXPECTED FROM AN INVESTMENT MANAGER? Investors should look for a return that is reasonable and an approach that stresses absolute, not relative, performance goals. Although relative performance comparisons are useful, they should not drive the evaluation process; you cannot eat from the table of relative performance. We also think managers should communicate openly, sharing their successes, failures and expectations with their investors.

                               [ GRAPHIC OMITTED ]

               Picture of 2 Lane Road and rising sun with clouds


                               [ GRAPHIC OMITTED ]

             Photo of Jack Fockler, Whitney George and Chuck Royce


THE ROAD AHEAD

     While the last two and one-half calendar years have produced only one down quarter for small-cap stocks, there is plenty of evidence to suggest the road ahead will be different. Since May '96 volatility has been higher in the small and micro-cap sectors, usually a prelude to lower returns. We believe that active management and a value orientation are especially appropriate in this more volatile environment. Although large-cap stocks have been market leaders for over three years, we do not believe that this is a permanent condition. The market's preference for large and liquid securities will run its course as it has before.

     Although absolute returns for the market are likely to diminish following this extraordinary return period, we remain excited about near and long-term prospects for our risk-averse style of investing. Your continued confidence is appreciated.


Sincerely,

  /s/ Charles M. Royce   /s/ W. Whitney George   /s/ Jack E. Fockler, Jr.
      Charles M. Royce       W. Whitney George       Jack E. Fockler, Jr.
      President              Vice President          Vice President


July 25, 1997


We want to pay tribute to our friend and colleague, Tom Ebright, who passed away on July 14, 1997. For over sixteen years, Tom was a substantial contributor and valued partner of our firm. He is survived by his wife, Joyce, his two daughters, Jennifer and Ellen, and many shareholders and friends who knew and loved Tom.

ROYCE GLOBAL SERVICES FUND         PERFORMANCE AND PORTFOLIO REVIEW


WHAT WE DO-Royce Global Services Fund ("RGS") uses a value approach to invest in globally-oriented companies in service industries, including banking, insurance, securities, investment management, advertising, publishing, consulting and communications.

HOW WE DID-How We Did RGS continued its winning ways into 1997. After a solid first quarter showing, the Fund flourished in the strong second quarter, to finish the first half up 16.1%. This compares favorably to the Russell 2000 index of small-cap companies which was up 10.2% and the Morgan Stanley World Index which was up 15.4%. The Fund's focus on globally-oriented companies in service industries has resulted in strong near-term returns as well: 23.5% for the one-year and 21.3% for the since inception (12/15/94) period. Currently, the Fund has a small-cap bias, an area of the market we know well and one, where we believe, investment opportunities are more plentiful.

We are enthused about the early results and remain committed to the Fund's long-term success.



TOTAl RETURNS (through 6/30/97)                 PORTFOLIO DIAGNOSTICS
------------------------------                  ---------------------

2nd Quarter 1997:             12.7%             Median Market Cap:          $439 million
Y-T-D                         16.1%             Wtd. Avg. P/E Ratio:        11.2x
1-Year                        23.5%             Wtd. Avg. P/B Ratio:        1.5x
Since Inception* Avg. Annual  21.3%             Wtd. Avg. Yield:            0.9%
                                                Fund Assets:                $2.2 million
 * Inception date was 12/15/94.                 Symbol:                     RYGSX


Royce Global Services versus Morgan Stanley World Index
Value of $10,000 invested on 12/15/94 (LINE GRAPH)


Date                   RGS                MSCI
----                   ---                ----

12/15/94               $10,000            $10,000
12/31/94                10,120             10,206
3/31/95                 10,860             10,684
6/30/95                 11,699             11,140
9/30/95                 12,260             11,763
12/31/95                12,268             12,321
3/31/96                 12,765             12,823
6/30/96                 13,218             13,195
9/30/96                 13,304             13,370
12/31/96                14,062             13,982
3/31/97                 14,483             14,021
6/30/97                 16,326             16,132


[TEXT BOX]

Royce Global Services Fund outperformed its benchmark, the Morgan Stanley World Index, on a year-to-date and since inception basis.

[END TEXT BOX]

PORTFOLIO COMPOSTION
--------------------


TOP TEN POSITIONS                           % OF NET ASSETS
-----------------                           ---------------

1.  PXRE Corporation                              4.8%
2.  Marshall Industries                           4.7%
3.  Sevenson Environmental Services               4.4%
4.  Zenith National Insurance                     3.6%
5.  Pennsylvania Manufacturers Cl. A              3.5%
6.  Telecomunicacoes Brasileiras ADR              3.4%
7.  Circle International Group                    3.2%
8.  Stanhome                                      3.1%
9.  Panamerican Beverages Cl. A                   3.0%
10.  Suzy Shier                                   2.8%



Portfolio Industries* (Pie Chart)

Financial Intermediaries                           22%
Industrial Services                                17%
Consumer Products                                  15%
Retail                                             13%
Financial Services                                 12%
Technology                                         10%
Utilities                                           4%
Industrial Products                                 3%
Health                                              2%
Natural Resources                                   1%
Consumer Services                                   1%

     *  excludes cash and cash equivalents

UPDATES & NOTES TO PERFORMANCE AND RISK INFORMATION

THE ROYCE FUNDS UNVEILS AN UPDATED WEB SITE

We want to draw your attention to our newly enhanced internet web site (www.roycefunds.com) where you can find out more about our small and micro-cap mutual fund offerings, obtain the most recent quarterly performance, and review recent articles and Fund write-ups as well as up-to-the minute topics.

ROYCE & ASSOCIATES, INC. NAME CHANGE (FORMERLY QUEST ADVISORY CORP.)

We recently announced a name change of the Funds' Investment Adviser, from Quest Advisory Corp. to Royce & Associates, Inc. The new name change more closely identifies the name of the Adviser with that of the Funds that it manages and recognizes the important contributions of the Adviser's associates.

NOTES TO PERFORMANCE AND RISK INFORMATION

All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when redeemed. This report is not authorized for distribution unless preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing or sending money.

The Morgan Stanley World Index is an unmanaged index of global common stocks. All other indices referred to in this report are unmanaged indices of domestic common stocks.
SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)


ROYCE GLOBAL SERVICES FUND
COMMON STOCKS- 88.3%
                                           Shares       Value                                                   Shares       Value
                                           ------       -----                                                   ------       -----
CONSUMER PRODUCTS- 8.9%                                                 INDUSTRIAL SERVICES- 15.8%
Coca-Cola Femsa ADR                        1,000    $  51,625           Circle  International Group             2,700    $  71,213
Panamerican Beverages Cl. A                2,000       65,750           Cordiant ADR                            4,000       24,750
Semi-Tech Corporation Cl. A                5,000       10,937           DIMON Incorporated                      2,000       53,000
South African Brewereies AD                1,005       29,648           Sevenson Environmental Services         5,000       97,500
Velcro Industries                            500       41,000           Standard Commercial*                    3,090       53,689
                                                       ------           Telefonica de Argentina ADR             1,000       34,625
                                                      198,600           Vallen Corporation*                       900       16,425
CONSUMER SERVICES- 0.7%                                                                                                   ------
Grupo Televisa GDR*                          500       15,187                                                              351,202
                                                       ------                                                              -------

FINANCIAL INTERMEDIARIES- 19.8%                                         NATURAL RESOURCES- 0.7%
BHI                                        2,000       44,000           MK Gold Company*                       10,000       15,625
Banca Quadrum ADR*                         1,000        3,250                                                               ------
Barclays ADR                                 300       23,775           RETAIL- 11.5%
Grupo Financiero Serfin ADR                2,000        6,000           Amway Asia Pacific                        500       21,812
Leucadia National Corporation              1,300       40,219           Amway Japan ADR                         1,000       17,313
PXRE Corporation                           3,500      107,625           Sotheby's Holdings Cl. A                3,000       50,625
Pennsylvania Manufacturers Cl. A           5,000       77,500           Stanhome                                2,100       69,037
Trenwick Group                             1,500       56,250           Suzy Shier                              9,700       63,217
Zenith National Insurance                  3,000       81,000           The Talbots                             1,000       34,000
                                                       ------                                                               ------
                                                      439,619                                                              256,004
                                                      -------                                                              -------

FINANCIAL SERVICES- 11.3%                                               TECHNOLOGY- 8.1%
American Express                             300       22,350           Marshall Industries*                    2,800      104,300
Amvescap ADR                                 360       20,970           Nam Tai Electronics                     3,500       58,188
E.W. Blanch Holdings                       2,000       53,375           Scitex Corporation                      2,000       17,625
C.I. Fund Management                       1,000       19,009                                                               ------
Phoenix Duff & Phelps                      4,000       29,500                                                              180,113
The Pioneer Group                          1,500       34,500                                                              -------
U.S. Global Investors Cl. A *              5,000       10,469           UTILITIES- 3.4%
Willis Corroon Group ADR                   5,500       61,531           Telecomunicacoes Brasileiras ADR          500      75,875
                                                       ------                                                               ------
                                                      251,704           Total Common Stocks
HEALTH- 2.1%                                                             (Cost $ 1,549,799)                              1,966,501
Haemonetics Corporation*                   2,500       47,812                                                            ---------

                                                                                                             Principal
                                                                                                              Amount
                                                                                                              ------
INDUSTRIAL PRODUCTS- 2.5%                                               CORPORATE BOND- 2.7%
Concordia Paper Holdings AD                1,000        3,375           International Semi-Tech Corporation 0%/11.5%
Simpson Manufacturing Co.*                 2,000       53,000            Sr. Note due 8/15/03 (Cost $58,875)  $100,000      59,750
                                                       ------                                                               ------
                                                       56,375
                                                       ------           TOTAL INVESTMENTS- 91.0%
                                                                         (Cost $1,608,674)                               2,026,251

                                                                        CASH AND OTHER ASSETS LESS LIABILITIES-9.0%        199,609
                                                                                                                           -------

                                                                        NET ASSETS-100.0%                               $2,225,860
                                                                                                                         =========

*Non-income producing.
The abbreviations ADR and GDR refer to American Depository Receipt and Global Depository Receipt, respectively.

INCOME TAX INFORMATION-The cost of total investments for federal income tax purposes was $ 1,608,674. At June 30, 1997, net unrealized appreciation for all securities was $ 417,577, consisting of aggregate gross unrealized appreciation of $ 521,628 and aggregate gross unrealized depreciation of $ 104,051.

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1997 (UNAUDITED)


                                                                 Royce Global
                                                                 Services Fund
                                                                 -------------
ASSETS:
Investments at value (identified cost  $1,608,674)               $    2,026,251
Cash                                                                    191,339
Receivable for dividends and interest                                     3,383
Prepaid expenses and other assets                                         9,302
                                                                          -----
   TOTAL ASSETS                                                       2,230,275
                                                                      ---------

LIABILITIES:
Accrued expenses                                                          4,415
                                                                          -----
   TOTAL LIABILITIES                                                      4,415
                                                                          -----
   NET ASSETS                                                    $    2,225,860
                                                                      =========


ANALYSIS OF NET ASSETS:
Undistributed net investment income                              $        1,914
Accumulated net realized gain on investments                            125,218
Net unrealized appreciation on investments                              417,577
Capital shares                                                              318
Additional paid-in capital                                            1,680,833
                                                                      ---------
   NET ASSETS                                                    $    2,225,860
                                                                      =========

SHARES OUTSTANDING:
 (unlimited number of $.001 par value shares authorized for
  ea Fund)                                                              318,065
                                                                        =======

NET ASSET VALUE:
  (offering and redemption price per share)                               $7.00
                                                                           ====



STATEMENT OF CHANGES IN NET ASSETS

                                                                    Royce Global Services Fund
                                                        Six Months Year ended         Year Ended
                                                         June 30, 1997               December 31,
                                                          (unaudited)                   1996
                                                          -----------                   ----
INVESTMENT OPERATIONS:
Net investment income (loss)                            $     (1,443)                $    3,357
Net realized gain on investments                              68,348                    166,813
Net change in unrealized appreciation on investments         241,754                     89,685
                                                             -------                     ------
Net increase in net assets from investment operations        308,659                    259,855
                                                             -------                    -------
DIVIDENDS AND DISTRIBUTIONS:
Net investment income                                            0                         0
Net realized gain on investments                                 0                     (151,970)
                                                                 -                      -------
 Total dividends and distributions                               0                     (151,970)
                                                                 -                      -------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from shares sold                              192,645                      569,431
Dividends reinvested                                             0                      150,879
Cost of shares redeemed                                   (223,329)                    (506,967)
                                                           -------                      -------
Net increase (decrease) in net assets from capitaL
  share transactions                                       (30,684)                     213,343
                                                            ------                      -------
NET INCREASE IN NET ASSETS                                 277,975                      321,228

NET ASSETS:
   Beginning of period                                   1,947,885                    1,626,657
                                                         ---------                    ---------

   End of period                                        $2,225,86O(a)                $1,947,885(a)
                                                         ============                 ============

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                               30,529                       95,566
  Shares issued for reinvestment of dividends and
    distributions                                                0                       25,616
  Shares redeemed (b)                                      (35,349)                     (84,524)
                                                            ------                       ------
  Net increase (decrease) in shares outstanding             (4,820)                      36,658
                                                             -----                       ------


(a) Includes undistributed net investment income of $1,914 in 1997 and $3,357 in 1996.
(b) Shares redeemed within one year of purchase are subject to a 1% redemption fee, payable to the Fund, which is used to offset costs associated with the redemption.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

                                                           Royce Global
                                                           Services Fund
                                                           -------------
INVESTMENT INCOME:
Income:
          Dividends                                            $15,613
          Interest                                                  46
                                                                    --
               Total Income                                     15,659
                                                                ======
Expenses:
          Investment advisory fees                              15,191
          Distribution fees                                      2,532
          Custodian and shareholder servicing fees               4,167
          Administrative and office facilities expenses            681
          Professional fees                                      2,100
          Trustees' fees                                           158
          Other expenses                                         5,880
            Total Expenses                                      30,709
            Fees Waived by Investment Adviser and Distributor  (13,607)
                                                                ------
            Net Expenses                                        17,102
                                                                ------
            Net Investment Loss                                 (1,443)
                                                                 -----
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                68,348
Net change in unrealized appreciation on investments           241,754
                                                               -------
Net realized and unrealized gain on investments                310,102
                                                               -------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS         $308,659
                                                               =======


The accompanying notes are an integral part of the financial statements.


FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in in evaluating the Fund's performance for the periods presented.


                Net Asset Value      Net Investment    Net Realized and      Dividends from   Distributions from    Net Asset Value
                  Beginning             Income        Unrealized Gain on     Net Investment    Net Realized Gain         End
                  of Period             (Loss)            Investments           Income          on Investments        of Period
                  -----------------------------------------------------------------------------------------------------------------

Royce Global Services Fund (a)
------------------------------
++  1997           $6.03                $0.00               $0.97                $0.00               $0.00               $7.00
    1996            5.68                 0.01                0.81                 0.00               (0.47)               6.03
    1995            5.06                 0.00                1.07                 0.00               (0.45)               5.68
    1994            5.00                 0.00                0.06                 0.00                0.00                5.06

                                 Net Assets,        Ratio of Expenses          Ratio of Net                              Average
                  Total         End of Period          to Average       Investment Income (Loss) to    Portfolio     Commission Rate
                  Return        (in thousands)         Net Assets          Average Net Assets        Turnover Rate       Paid+
                  ------------------------------------------------------------------------------------------------------------------
Royce Global Services Fund (a)
++  1997            16.1%          $2,226               1.69%*                  -0.14%*                  10%           $0.0657
    1996            14.6%           1,948               1.56%                    0.17%                   81%            0.0591
    1995            21.2%           1,627               1.97%                   -0.58%                  106%              --
    1994             1.2%             514               1.78%*                   0.00%                    0%              --



(a) Expense ratios are shown after fee waivers by the investment adviser and distributor. For the periods ended June 30, 1997, and December 31, 1996, 1995 and 1994, the expense ratios before the waivers would have been 3.03%, 3.31%, 3.72%, and 3.69%, respectively. The Fund commenced operations on December 15, 1994.

*   Annualized.

+ For fiscal years beginning on or after October 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investments.

++  Six months ended June 30, 1997 (unaudited).

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Royce Global Services Fund ("Fund") is a series of The Royce Fund (the "Trust"), a diversified open-end management investment company. The Trust, originally established as a business trust under the laws of Massachusetts, converted to a Delaware business trust at the close of business on June 28, 1996. Royce Global Services Fund commenced operations on December 15, 1994.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     VALUATION OF INVESTMENTS:

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

    INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

     Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date.
Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation are determined on the basis of identified cost for book and tax purposes.

     EXPENSES:

     Expenses directly attributable to each Fund are charged to that Fund's operations while expenses which are applicable to all Funds are allocated in an equitable manner.

     TAXES:

     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that the Fund distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     DISTRIBUTIONS:

     Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid-in capital and may affect net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     REPURCHASE AGREEMENTS:

     The Fund enters into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Fund's assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

INVESTMENT ADVISER AND DISTRIBUTOR:

     Under the Trust's investment advisory agreements with Royce & Associates, Inc. ("Royce") (formerly Quest Advisory Corp.), Royce is paid a monthly fee at an annual rate of 1.5% of the average net assets of Royce Global Services Fund. For the six months ended June 30, 1997, Royce Global Services Fund recorded advisory fees of $4,116 (net of voluntary waivers of $11,075).

     Royce Fund Services, Inc. ("RFS") (formerly Quest Distributors, Inc.), the distributor of shares of The Royce Fund, is an affiliate of Royce. RFS voluntarily waived the Fund's distribution fees of $2,532 for the six months ended June 30, 1997. The distribution agreement provides for maximum fees of
 .25% per annum of the Fund's average net assets.

PUCHASES AND SALES OF INVESTMENT SECURITIES:

     For the six months ended June 30, 1997, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

               Royce Global Services Fund
               --------------------------

Purchases             $182,832
Sales                 $402,415

[SIDEBAR]

So while the "bulls" of both basketball and the market may reach dazzling new heights this year, we will continue to bone our approach and emphasize building returns over the long term.

[END SIDEBAR]


POSTSCRIPT

ALL THAT JAZZ

                               [ GRAPHIC OMITTED ]

                  Basketball on top of first paragraph of text


     This year's National Basketball Association Championship Finals pitted the high-flying exploits of Michael Jordan and the Chicago Bulls against the Utah Jazz. The appearance this year of the Jazz represented the culmination of over a decade's work for two of the game's premier players, John Stockton and league MVP Karl Malone. To achieve a consistent level of success, these two players have relied on a style of play that is the complete antithesis of Jordan & Co.'s acrobatic airborne style. The Jazz are patient; they rely on the fundamentals of intelligent ballhandling and passing, smart shot selection and tough defense.

     Their two stalwarts, Stockton & Malone, specialize in one of basketball's oldest and most reliable plays, the pick and roll. Stockton dribbles the ball toward the 6'10" Malone, who sets the "pick," standing in the way of the player defending the smaller, quicker Stockton, in effect taking that in effect taking that opponent out of the play. Malone then "rolls" toward the basket to receive a pass from Stockton and make an easy score. This formula has been confounding the team's opponents for years, in spite of the fact that every team the Jazz plays knows what is coming. The key to the duo's success lies in their execution, in their ability to master a fundamentally sound approach.

     You might describe the fundamental approach we bring to small-cap value investing as our version of the pick and roll. Whether in basketball or stock selection, each approach hinges on two elements working closely in sync with one another to achieve success. We employ the "pick" on small-cap stocks with the "roll" toward a disciplined value approach. Consistent application over the years may have made what we do predictable, but we have been no less successful for being so. For over twenty years, we have emphasized the fundamentals of investing when looking for small company stocks. As value investing continues to "score points" with solid returns in 1997, we are witnessing what looks like a return to a period of higher volatility. This environment gives us the "home-court advantage," as a more volatile market demands active management and closer attention to risk factors. The importance we place on a company's financial characteristics at the time of purchase is the essential element to our risk-averse value approach.


                          WHY VALUE INVESTORS RELY ON

                                THE ROYCE FUNDS

[triangle]  ONE OF THE MOST WELL-RESPECTED AND OLDEST SMALL-CAP INVESTMENT
            MANAGERS WITH A VALUE ORIENTATION - We are an independent small-cap manager with over 20 years of investment management experience. Based in New York, Royce has more than $2 billion in total assets under management - all dedicated to small and micro-cap value investing. We offer a full range of small-cap, open-end mutual funds and closed-end funds, providing investors and advisors with a wide variety of small-cap alternatives.

[triangle]  DEDICATED PROFESSIONALS WITH A SINGULAR FOCUS - Over the last
            20 years, we have built substantial trading and research relationships in an attempt to provide shareholders with the best possible small-cap portfolios available. Our time-tested investment approach is supported by 12 professionals. Charles M. Royce, Chief Investment Officer, remains the primary portfolio manager.

[triangle]  REALISTIC EXPECTATIONS AND CONSISTENT RESULTS - Royce Premier,
            Royce Total Return and Pennsylvania mutual are consistently ranked among the "lowest risk" small-cap equity funds available. We offer a systematic and disciplined investment approach that avoids style and capitalization drift. All the funds seek to provide above average full market cycle total returns with below average risk.

[triangle]  CO-OWNERSHIP OF FUNDS - We believe it is important for our employees'financial interests to be congruent with our shareholders' financial interests. The Firm's officers and employees currently have more than $30 million invested in the Funds.


           VALUE INVESTING IN SMALL COMPANIES FOR OVER 20 YEARS


     For General Information,                    Advisor Services
     Additional Report Copies        For Fund Materials, Performance Updates,
     & Prospectus Inquiries               Transactions or Account Inquiries
         (800) 221-4268                        (800) 59-ROYCE (597-6923)

       Shareholder Services                 Automated Telephone Services
         (800) 841-1180                        (800) 78-ROYCE  (787-6923)

                                               E-mail:funds@roycenet.com

   The Royce Funds     1414 Avenue of the Americas     New York, NY 10019

This report must be accompanied by or preceded by a current prospectus of each of the Funds. Please read the prospectus carefully before investing or sending money.